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Transamerica Occidental                                    POLICY FORM S-15
Life insurance Company                             Individual Life Insurance
1150 South Olive Street                            1
Los Angeles, CA 90015
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INSURED      EDMOND S THOMAS                     41178805      POLICY NUMBER

FACE AMOUNT  $5,000,000                       JUN 11 1996      DATE OF ISSUE

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While this policy is in force, Transamerica Occidental Life Insurance Company will pay the death benefit to the beneficiary if the Insured dies before the policy anniversary nearest the Insured's age 95. All payments are subject to the provisions of this policy.

Signed for the Company at Los Angeles, California, on the date of issue.

 /s/ (illegible)                                  /s/ (illegible)

Executive Vice President, General Counsel   President -- Life Insurance Division
        And Corporate Secretary

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RIGHT TO EXAMINE AND RETURN POLICY WITHIN 10 DAYS -- At any time within 10 days after you receive this policy, you may return it to us or to the agent you purchased it from. We will cancel the policy and void it from the beginning. We will refund to you any premiums paid.

            TERM INSURANCE TO THE POLICY ANNIVERSARY NEAREST AGE 95
                  LEVEL DEATH BENEFIT PAYABLE AT DEATH BEFORE
                     THE POLICY ANNIVERSARY NEAREST AGE 95

                 SEE SCHEDULE OF GUARANTEED AND NON-GUARANTEED
               PREMIUMS IN THE POLICY DATA FOR AMOUNT OF PREMIUMS

                 PREMIUMS PAYABLE DURING LIFE OF INSURED TO THE
                             END OF THE TERM PERIOD

                     PREMIUMS ARE SUBJECT TO CHANGE AS STATED
                        IN SCHEDULES OF PREMIUMS PROVISION,
                BUT WILL NOT EXCEED SPECIFIED GUARANTEED PREMIUMS

                         NONPARTICIPATING -- NO DIVIDENDS

                                                                     PAGE 1


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                               P 0 L I C Y   D A T A

                                                   JUN 11 1996  POLICY DATE

  EXPIRY DATE    JUN 11 2048                                43  AGE OF INSURED

      INSURED    EDMOND S THOMAS                      41178805  POLICY NUMBER

  FACE AMOUNT    $5,000,000                        JUN 11 1996  DATE OF ISSUE

        OWNER    WET SEAL INC                        PREFERRED  CLASS OF RISK
                                                        SMOKER
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THE CHARGE FOR ANY ADDITIONAL BENEFITS WHICH ARE PROVIDED BY RIDER IS SHOWN
BELOW. ONLY A BRIEF DESCRIPTION IS GIVEN. THE COMPLETE PROVISIONS ARE INCLUDED IN THE RIDER.

RIDER NUMBER    SCHEDULE OF ADDITIONAL BENEFITS                 ANNUAL PREMIUM
------------    -------------------------------                 --------------
                NONE                                               NO CHARGE

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TOTAL FIRST YEAR PREMIUMS (SEE FOLLOWING PAGES FOR PREMIUMS FOR LATER YEARS):

     ANNUAL           SEMI-ANNUAL       QUARTERLY       MONTHLY
     $19,425.00       $10,101.00        $5,150.25       $1,791.45

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                       CONTINUED ON THE FOLLOWING PAGE                  PAGE 2

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                 P 0 L I C Y   D A T A   ( C 0 N T I N U E D)

                     SCHEDULE OF NON-GUARANTEED PREMIUMS
                             - ANNUAL PREMIUMS -

                   POLICY                                           POLICY
  POLICY YEAR     EXCLUDING                   POLICY YEAR          EXCLUDING
   BEGINNING       RIDERS                      BEGINNING            RIDERS

  JUN 11 1997    $19,425.00                   JUN 11 2023         $277,475.00
  JUN 11 1998     19,425.00                   JUN 11 2024          315,725.00
  JUN 11 1999     19,425.00                   JUN 11 2025          367,775.00
  JUN 11 2000     19,425.00                   JUN 11 2026          430,275.00
  JUN 11 2001     19,425.00                   JUN 11 2027          500,625.00
  JUN 11 2002     19,425.00                   JUN 11 2028          573,375.00
  JUN 11 2003     19,425.00                   JUN 11 2029          619,025.00
  JUN 11 2004     19,425.00                   JUN 11 2030          669,125.00
  JUN 11 2005     19,425.00                   JUN 11 2031          722,675.00
  JUN 11 2006     19,425.00                   JUN 11 2032          784,275.00
  JUN 11 2007     19,425.00                   JUN 11 2033          848,025.00
  JUN 11 2008     19,425.00                   JUN 11 2034          907,525.00
  JUN 11 2009     19,425.00                   JUN 11 2035          982,375.00
  JUN 11 2010     19,425.00                   JUN 11 2036        1,170,375.00
  JUN 11 2011     98,575.00                   JUN 11 2037        1,266,775.00
  JUN 11 2012    106,575.00                   JUN 11 2038        1,347,025.00
  JUN 11 2013    115,475.00                   JUN 11 2039        1,570,475.00
  JUN 11 2014    124,475.00                   JUN 11 2040        1,634,825.00
  JUN 11 2015    134,525.00                   JUN 11 2041        1,696,725.00
  JUN 11 2016    145,925.00                   JUN 11 2042        1,761,925.00
  JUN 11 2017    158,175.00                   JUN 11 2043        1,928,925.00
  JUN 11 2018    171,925.00                   JUN 11 2044        2,123,225.00
  JUN 11 2019    187,575.00                   JUN 11 2045        2,210,275.00
  JUN 11 2020    205,425.00                   JUN 11 2046        2,332,375.00
  JUN 11 2021    225,825.00                   JUN 11 2047        2,456,775.00
  JUN 11 2022    249,525.00

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                     CONTINUED ON THE FOLLOWING PAGE                  PAGE 2A

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                P 0 L I C Y   D A T A   ( C 0 N T I N U E D)

                      SCHEDULE OF GUARANTEED PREMIUMS
                            - ANNUAL PREMIUMS -

                   POLICY                                           POLICY
  POLICY YEAR     EXCLUDING                   POLICY YEAR          EXCLUDING
   BEGINNING       RIDERS                      BEGINNING            RIDERS

  JUN 11 1997    $19,425.00                   JUN 11 2023         $763,575.00
  JUN 11 1998     19,425.00                   JUN 11 2024          832,575.00
  JUN 11 1999     19,425.00                   JUN 11 2025          918,075.00
  JUN 11 2000     19,425.00                   JUN 11 2026        1,022,325.00
  JUN 11 2001     19,425.00                   JUN 11 2027        1,143,975.00
  JUN 11 2002     19,425.00                   JUN 11 2028        1,279,275.00
  JUN 11 2003     19,425.00                   JUN 11 2029        1,425,225.00
  JUN 11 2004     19,425.00                   JUN 11 2030        1,578,625.00
  JUN 11 2005     19,425.00                   JUN 11 2031        1,738,625.00
  JUN 11 2006     19,425.00                   JUN 11 2032        1,910,175.00
  JUN 11 2007     19,425.00                   JUN 11 2033        2,100,475.00
  JUN 11 2008     19,425.00                   JUN 11 2034        2,315,625.00
  JUN 11 2009     19,425.00                   JUN 11 2035        2,561,475.00
  JUN 11 2010     19,425.00                   JUN 11 2036        2,840,625.00
  JUN 11 2011    271,175.00                   JUN 11 2037        3,168,575.00
  JUN 11 2012    294,275.00                   JUN 11 2038        3,496,875.00
  JUN 11 2013    319,925.00                   JUN 11 2039        3,870,025.00
  JUN 11 2014    348,775.00                   JUN 11 2040        4,230,325.00
  JUN 11 2015    381,275.00                   JUN 11 2041        4,637,825.00
  JUN 11 2016    418,425.00                   JUN 11 2042        4,710,725.00
  JUN 11 2017    459,875.00                   JUN 11 2043        4,783,625.00
  JUN 11 2018    506,475.00                   JUN 11 2044        4,856,525.00
  JUN 11 2019    552,725.00                   JUN 11 2045        4,929,425.00
  JUN 11 2020    601,275.00                   JUN 11 2046        4,929,475.00
  JUN 11 2021    651,325.00                   JUN 11 2047        4,929,525.00
  JUN 11 2022    704,675.00

                              END OF POLICY DATA                      PAGE 2B

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DEFINITIONS In this policy:

WE, OUR or US means Transamerica Occidental Life Insurance Company.

YOU and YOUR means the owner of this policy.

AGE means the Insured's age on the nearest birthday.

The BENEFICIARY is the person to whom we will pay the death benefit if the Insured dies while this policy is in force.

HOME OFFICE means Transamerica Occidental Life Insurance Company, Box 2101, Los Angeles, California 90051-0101.

ADMINISTRATIVE OFFICE means Transamerica Occidental Life Insurance Company, Box 419521, Kansas City, Missouri 64141-652l.

LAPSE means termination of the policy at the end of the grace period due to non-payment of premiums.

REINSTATE means to restore coverage after the policy has lapsed.

A RIDER is an attachment to the policy that provides an additional benefit

WRITTEN REQUEST means a signed request in a form satisfactory to us that is received at our Administrative Office.

We will send any NOTICE under the provisions of this policy to your last known address and to any assignee of record.

We will use the POLICY DATE shown in the Policy Data to determine the premium due dates, policy anniversaries and policy years.

OWNERSHIP

OWNER OF THE POLICY -- Only you, the Owner, are entitled to the rights granted under this policy while the Insured is living. If you are an individual and you die before the Insured, your rights will pass to the executor or administrator of your estate, unless stated otherwise in this policy. If the Owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

ASSIGNMENT OF THE POLICY -- We are not responsible for the adequacy of any assignment. However, if you file the assignment with us and we record it at our Administrative Office, your rights and those of any revocable beneficiary will be subject to it.

THE BENEFICIARY

WHO RECEIVES THE DEATH BENEFIT -- When the Insured dies, we will pay the death benefit to the beneficiary. The beneficiary is as designated in the application, unless changed as shown under "How to Change a Beneficiary" below. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists when the Insured dies.

PROTECTION OF THE DEATH BENEFIT -- To the extent permitted by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

                                                                        PAGE 3

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SCHEDULES OF PREMIUMS -- The policy includes two schedules of annual premiums.

The guaranteed annual premium for each policy year is shown in the Policy Data under Schedule of Guaranteed Premiums. For any policy year, we will not charge an annual premium greater than the guaranteed annual premium shown in that Schedule for that year.

We may charge a lower premium than the guaranteed annual premium for a policy year exclusive of any riders, by sending a notice to your last known address. Such annual premiums are not guaranteed. The current scale of annual premiums is shown in the Schedule of Non-Guaranteed Premiums for this policy. A reduced annual premium will be effective for one year beginning on the policy anniversary immediately following the date we send the notice. Any reduction in the annual premium will apply to all policies having the same plan, issue year and premium schedule as this policy.

The semi-annual, quarterly and monthly premiums for each policy year will be determined on the same basis used to determine the initial semi-annual, quarterly and monthly premiums.

GRACE PERIOD -- A grace period is a period of 31 days after the premium due date for each premium due after the first. We will 1st you know, by sending a notice to your last known address, that the grace period has begun and that you must pay a premium large enough to keep the policy in force before the 31 days are up. If you do not pay enough premium, your policy will lapse.

During the grace period, we will not charge interest on the premium due. If the insured dies during the grace period and before you pay the premium, we will subtract from the death benefit the cost of coverage to the date the Insured died.

PREMIUM ADJUSTMENT AT DEATH -- Any portion of a paid premium which applies to a period beyond the date of the Insured's death will be added to the proceeds payable under this policy. Premiums waived under any disability rider attached to the policy will not be included in this adjustment.

REINSTATEMENT -- If this policy lapses, it may be reinstated. To reinstate the policy, you must meet the following conditions:

1. You must request reinstatement in writing within five years after the date of lapse and before the expiry date.

2.   The Insured must still be insurable by our standards.

3.   The following amounts must be paid:

     a. One twelfth of the annual premium at the time of lapse; and
     b. The premium due at the time of reinstatement

The effective date of any reinstatement will be the date of your request. If a person other than the Insured is covered by any attached rider, that person's coverage will be reinstated under the terms of this provision.

                                                                        PAGE 5

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When we receive a satisfactory written request, we will pay the death benefit according to one of these options:

   OPTION A: INSTALLMENTS FOR A GUARANTEED PERIOD -- We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest We will pay the installments monthly, quarterly, semi-annually or annually, as requested. See Table A on next page.

   OPTION B: INSTALLMENTS FOR LIFE WITH A GUARANTEED PERIOD -- We will pay equal monthly installments as long as the payee is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly. See Table B on next page.

   OPTION C: BENEFIT DEPOSITED WITH INTEREST -- We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of death. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

   OPTION D: INSTALLMENTS OF A SELECTED AMOUNT -- We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

   OPTION E: ANNUITY -- We will use the benefit as a single premium to buy an annuity. The annuity may be payable to one or two payees. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than what our current annuity contracts are then paying.

The payee may arrange any other method of settlement as long as we agree to it. The payee must be an individual receiving payment in his or her own right. There must be at least $10,000 available for any option and the amount of each installment to each payee must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

We will pay the first installment under any option on the date of death. Any unpaid balance we hold under Options A, B, or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest. Any benefit we hold will be combined with our general assets.

If the payee does not live to receive all guaranteed payments under Options A, B, D or E or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.

                                                                        PAGE 7

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                              PREMIUM DEPOSIT AGREEMENT
                                     ENDORSEMENT


Transamerica Occidental Life Insurance Company has issued this endorsement as a part of the policy to which it is attached.

DEPOSITS - We will accept deposits for the purpose of paying future premiums on the policy, subject to the provisions of this endorsement. The accumulation of such deposits or any remainder is called "the deposit fund" in this endorsement. Each deposit must be made to us in exchange for an official receipt signed by our President or Secretary. Deposits may be combined with our general assets.

LIMIT ON DEPOSITS - Each deposit must be at least $5. The amount of the deposit fund may not exceed the sum of the future premiums for the policy nor the sum of 10 annual premiums. Any deposits which are not acceptable under this provision will be refunded to the owner of the policy.

AUTOMATIC PREMIUM PAYMENT - Any premium for the policy which remains unpaid at the end of the grace period will be paid automatically from the deposit fund. if the deposit fund is insufficient to pay such premium, the next smaller premium publicwill be paid automatically from the deposit fund. If the deposit fund is insufficient to pay a premium under this provision, the deposit fund will be refunded to the owner of the policy, and the premium for the policy will remain unpaid, subject to the provisions of the policy. Premiums will be paid from the deposit fund before payment is made under any provision for automatic premium loan under the policy.

INTEREST - Interest will be allowed daily from the date of deposit. The interest rate will be that rate determined by us for premium deposit funds. Interest will be compounded annually on the policy anniversary.

SETTLEMENT - Upon death of the Insured, the deposit fund will be paid in one sum to the owner of the policy, except if the Insured is the owner, the deposit fund will be paid in one sum to the beneficiary of the policy. If the policy is surrendered or is continued under a non-forfeiture option, or if a premium for the policy is waived under any rider providing a waiver of premium benefit, the deposit fund will be paid in one sum to the owner of the policy.

WITHDRAWAL - Upon written request to us, the owner of the policy may make withdrawals from the deposit fund. Each withdrawal must be at least $50 except for full withdrawal of the deposit fund. We may defer payment of withdrawals in cash for a period of not more than 90 days or any shorter period required by law.

ASSIGNMENT -- No assignment of the rights under this endorsement may be made except in an assignment of the policy. Any assignment of the policy will include the rights under this endorsement unless specifically excluded in such assignment.

Signed for the Company at Los Angeles, California, on the date of issue of the policy unless a different date is shown here.


                  [Signature]                            [Signature]

   EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL              PRESIDENT
            AND CORPORATE SECRETARY

                          CONVERSION OPTION ENDORSEMENT

Transamerica Occidental Life Insurance Company has issued this endorsement as a part of the policy to which it is attached.

This policy may be converted at any time through the tenth policy anniversary, subject to all conditions stated herein. This policy may not be converted after the policy anniversary nearest the Insured's age 65. The conversion may be made to a plan of whole life, endowment or flexible premium, universal life insurance which we make available at the time the conversion is requested. The new policy must provide a level face amount and have provisions allowing it to remain in force to the Insured's age 100. Evidence of insurability will not be required for the new policy for the same, or lower, face amount at the time the request for conversion is made. At least one plan of insurance will be available.

The conversion is also subject to the following conditions:

1. Written request must be made to us within 60 days before the proposed date of conversion.

2. Unless you request otherwise, the policy date of the new policy will be the date we receive your application for conversion accompanied by the first premium.

3. The face amount of the new policy may be for an amount up to the face amount of this policy at the time the request for conversion is made, but not less than our published minimum for the plan selected.

4. Premiums for the original policy must be paid to the date of conversion. The premium for the new policy will be at our published rate for the plan selected at the time of conversion. We will use the Insured's age on the date of conversion to determine this rate. The new policy will be issued at the class of risk of this policy, if available. If not, the new policy will be issued at the class of risk for which the Insured would have qualified based on the application for the original policy.

5. Until the new policy becomes effective, the original policy will continue in force subject to its provisions. The original policy will automatically terminate at the exact time the new policy becomes effective. In no event will we provide insurance under both the original policy and a new policy at the same time.


Signed for the Company at Los Angeles, California on the date of issue of this policy.


              [Signature]                               [Signature]

Executive Vice President, General Counsel   President -- Life Insurance Division
          And Corporate Secretary

                          CONDITIONAL EXCHANGE OPTION

Transamerica Occidental Life Insurance Company has issued this option as part of the policy to which it is attached.

This policy may be exchanged for a new policy on the life of the Insured. The exchange can only be made on the fifteenth policy anniversary, but not beyond age 65. The selected policy anniversary will be the date of the exchange.

The exchange is subject to the following conditions:

1. Written request must be made to us within 60 days before or after the proposed date of exchange.

2.   Premiums for this policy must be paid to the date of exchange.

3. The exchange is subject to evidence of insurability of the Insured satisfactory to us. Upon receipt of a request to exchange this policy, we will inform the owner of the evidence of insurability required.

     The evidence of insurability which we require will be paid for by us with an initial request for exchange of this policy, whether the request is approved or denied. If the initial request is denied, we will also pay for the evidence of insurability which we require for a later request, but only if such request is approved.

4.   The policy date of the new policy will be the date of exchange.

5. The new policy will be the same plan of insurance as this policy. If the same plan is no longer available, we will offer the most similar plan available at that time. At least one plan of insurance will be made available.

6. The face amount of the new policy cannot exceed the face amount of this policy.

7. Premiums for the new policy will be based on the Insured's age nearest birthday to the date of exchange.

8. If an exchange is made after age 50 of the Insured, the new policy will not include a Conditional Exchange Option.

9. If an exchange is made after age 65 of the Insured, the new policy will not include a Conversion Option.

10. The contestability provision will start anew in the new policy, but only to the extent that the face amount of the new policy will exceed the amount that could have been provided under this policy if the premiums paid for the new policy had been applied to premium payments due on this policy.
     As a result, a lower death benefit may be payable.

11. Any rider attached to this policy may be continued in the new policy at the premiums shown in the policy data of this policy, subject to the provisions of the rider. Any provision in the rider providing for automatic termination of the rider solely because of the termination of this policy shall not prevail.

12. The new policy will not become effective unless and until the full first premium is paid to us, and the new policy is delivered to the owner during the lifetime and continued insurability (as stated in the request for exchange) of the Insured.

13. Until the new policy becomes effective, this policy will continue in force subject to its provisions. This policy will automatically terminate when the new policy becomes effective. In no event will we provide insurance under both this policy and a new policy at the same time.

Signed for the Company at Los Angeles, California, on the date of issue of this policy.

       /s/ illegible                                  /s/ illegible

Executive Vice President, General Counsel   President -- Life Insurance Division
      And Corporate Secretary

                ACCELERATED DEATH BENEFIT OPTION ENDORSEMENT


Transamerica Occidental Life Insurance Company has issued this endorsement as a part of policy number 41178805 ("the policy").

NOTICE: Benefits advanced under this option may be taxable. As with all tax matters, the Owner should consult a personal tax advisor to assess the impact of this benefit on the Owner and the policy.

While the policy is in force, we will pay an Accelerated Death Benefit to you, upon your request, subject to all the provisions and limitations of this endorsement.

                                  DEFINITIONS

In this endorsement:

ACCELERATED DEATH BENEFIT is the amount we pay under this option.

ADMINISTRATIVE FEE is the $250.00 that will be charged at the time each Accelerated Death Benefit is paid.

EFFECTIVE DATE is the date we approve your written request to exercise this option.

IMMEDIATE FAMILY MEMBERS are members of either the Insured's or Owner's family who may be described as follows: spouse (includes common law spouse}, children, stepchildren, parents, grandparents, grandchildren, brothers and sisters and their spouses (includes common law spouse).

INSURED means only the Insured covered under the policy and not any other individuals covered for additional riders or benefits.

PHYSICIAN is an individual, other than the Insured, the Owner, or Immediate Family Member, who is a doctor of medicine or osteopathy, licensed in the jurisdiction in which the advice is given or diagnosis is made and who is acting within the scope of that license.

POLICY BASIC DEATH BENEFIT means the face amount payable by the policy, any Paid-Up Additions and any level term rider on the life of the insured. It does not include any death benefit provided by any other riders or benefits attached to the policy.

Terminal Illness is a medical condition, resulting from bodily injury or disease, or both, and:

  -- which has been diagnosed by a Physician after the issue date of the policy; and:

  -- for which the diagnosed is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us; and,

  -- which is not curable by any means available to the medical profession;
     and,

  -- which a Physician certifies is expected to result in death within 12 months of diagnosis and the certification is within 30 days of the Accelerated Death Benefit request.

"YOU" and "YOUR" mean the Owner.

                                   LIMITATIONS

1. The availability of this option is subject to all the terms of the policy, including contestability and suicide.

2. No benefit will be paid if Terminal Illness results from intentionally self-inflicted injury(ies) at any time.

3. At each request to exercise this option, there must be at least 2 years remaining from the Effective Date to the expiry or maturity date of each portion of the Policy Basic Death Benefit.

4.  The Owner may not exercise option:

    a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or

    b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement,

    c) until there is only one surviving Joint Insured under a Joint and Last Survivor policy; alternatively, if the policy is a Joint Life policy that pays an amount upon the death of the first to die of the Joint Insureds, this option is available if any of the Joint Insureds are diagnosed with a Terminal Illness.

                            TIME OF PAYMENT OF CLAIMS

After we receive satisfactory written Proof of Terminal illness, we will pay the Accelerated Death Benefit due.

                               PAYMENT OF CLAIMS

If approved, the Accelerated Death Benefit will be paid in a lump sum to the Owner. If the Insured dies before payment is made, we will pay the entire death benefit of the policy to the Beneficiary in accordance with the policy provisions.

                                 LEGAL ACTIONS

No legal action may be brought to recover the payment requested under this option within 60 days after written Proof of Terminal Illness has been given to us. No such action may be brought after 3 years from the time written proof of the Insured's Terminal Illness has been given to us.

                              LIVING BENEFIT RIDER

If the policy contains a Living Benefit Rider and there is a simultaneous request to exercise the Living Benefit and the Accelerated Death Benefit Option, the Living Benefit request will be processed first; the Accelerated Death Benefit Option request will be processed second and will be based on the adjusted policy values resulting after payment of the Living Benefit.

                              TAX QUALIFICATION

Any amount payable under this option is intended to qualify for federal income tax exclusion (to the maximum extent possible). To that end, the provisions of this endorsement and the policy to which it is attached are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. The Company reserves the right to amend this endorsement and the policy to which it is attached to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform this endorsement and the policy to which it is attached to any applicable changes in the tax qualification requirements. You will be sent a copy of any such amendment.

          /s/ illegible                               /s/ illegible

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL   PRESIDENT - LIFE INSURANCE DIVISION
       AND CORPORATE SECRETARY

                       Transamerica Center
[LOGO]                 1150 South Olive                Application Part I
                       Los Angeles, CA 90015           Individual Life Insurance
--------------------------------------------------------------------------------

/ /  Transamerica Occidental        / /  Transamerica Assurance      (CHECK ONE)
     Life Insurance Company              Company


SECTION A.

 1. NAME OF PROPOSED INSURED:

    Edmond           S.          Thomas
    ---------------------------------------------------------------------------
    First          Middle         Last

 2. AGE: (NEAREST BIRTHDAY)  6-24-53  (43)
                            ---------------------------------------------------

 3. SEX:  /X/ Male    / / Female

 4. DATE OF BIRTH: Month     6      Day  24    Year  53
                         ----------    ------       ----

 5. PLACE OF BIRTH:  Boston, MA
                   ------------------------------------------------------------

 6. SOCIAL SECURITY #:  ###-##-####
                      ---------------------------------------------------------

 7. RESIDENCE ADDRESS:  8 Skylark Way  Coto de Casa, CA 92079
                      ---------------------------------------------------------

 8. TELEPHONE NUMBER:  Home:  (714) 858-3214
                            ---------------------------------------------------
                       Business:  (714) 699-3900
                                -----------------------------------------------

 9. EMPLOYER:  Name:  WET Seal, Inc.
                    -----------------------------------------------------------
               Address:  64 Fairbanks  Irvine, CA
                       --------------------------------------------------------

10. OCCUPATION:  Title:  Pres. & CEO
                       --------------------------------------------------------
                 Industry/Duties:  Clothing
                                 ----------------------------------------------

11. NAME OF PLAN APPLIED FOR:  TS-15
                             --------------------------------------------------
    / / Preferred Nonsmoker -- Kind Code:
                                         ------------
    / / Nonsmoker -- Kind Code:
                                ------------
    /X/ Preferred Smoker -- Kind Code:    6030
                                      ------------
    / / Smoker -- Kind Code:
                            ------------

12. AMOUNT APPLIED FOR:  $5,000,000
                       --------------------------------------------------------

13. RATING CLASS OF RISK APPLIED FOR:
    Standard Rating Risk Class Unless Otherwise Indicated
    / / Substandard Rating Risk Class of
                                        ---------------------------------------

14. RIDERS:
    / / Waiver of Premium
    / / Accident Indemnity  $
                          -----------------------------------------------------
    / / Living Benefit Rider--Complete Application Supplement
    / / Guaranteed Survivor Option: Option Amount  $
        Complete Section B                       ------------------------------
    / / Family Rider: Units                               Complete Section B/C.
                            ------------------------------
    / / Children's Rider: Units                             Complete Section C.
                                ---------------------------
    / / Other (INCLUDE DETAILS):
                                -----------------------------------------------

15. OWNER (IF OTHER THAN PROPOSED INSURED):
    /X/ Corporation
    / / Partnership
    / / Trust
    / / Other
    / / For a Juvenile, also complete Section D.
    Full Name:  WET SEAL, INC.
              -----------------------------------------------------------------
    Date of Birth:  Month            Day        Year
                         ----------     ------       ----
    Soc. Sec. Tax or Employer ID No.:  33-0415940
                                     ------------------------------------------
    Address:  64 Fairbanks  Irvine, CA
            -------------------------------------------------------------------

16: BENEFICIARY: State full name and relationship to Proposed Insured. If more than one, then equally to the survivors unless otherwise stated. For trust designation, provide complete date of trust.

    WET SEAL, INC. -- EMPLOYER
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
    Address: 64 Fairbanks  Irvine, CA
            -------------------------------------------------------------------

    ---------------------------------------------------------------------------
    If other than Immediate family member, provide insurable interest in Remarks.

17. DIVIDEND OPTION FOR PARTICIPATING PLANS:
    / / Cash
    / / Premium Reduction
    / / Paid Up Additions
    / / Accummulations
    / / One Year Term for Full Amount Dividend will Purchase
    / / One Year Term Equal To Cash Value As Of Next Anniversary
        With Remainder In
                         ------------------------------------------------------

18. MODE OF PREMIUM:
    /X/ Annual
    / / Semi-Annual
    / / Quarterly
    / / Monthly

19. FLEXIBLE PREMIUM PLANS INFORMATION:
    Required Premium Per Year (RAP)  $
                                   --------------------------------------------
    Planned Periodic Premium  $
                            ---------------------------------------------------
    + Initial Lump Sum  $
                      ---------------------------------------------------------
    = Total Initial Payment  $
                           ----------------------------------------------------

20. BILLING TYPE -- Direct Collection Unless Otherwise Noted:
    / / Pre-Authorized Check (Q & M ONLY)
    / / Government Allotment (M ONLY)
    / / Salary Deduction No.
                            ---------------------------------------------------

21. AUTOMATIC PREMIUM LOAN:
    / / Effective
    / / Not Effective

22. SPECIAL INFORMATION FOR PREMIUM NOTICES:
    Name:
         ----------------------------------------------------------------------
    Billing Address:
                    -----------------------------------------------------------

    ---------------------------------------------------------------------------

23. COMBINED BILLING:
    / / Yes -- GIVE DETAILS IN REMARKS
    / / No


                                 APPLICATION (NB)

                                        Page

24. REPLACEMENT OF INSURANCE COVERAGE:
    / / Yes    /X/ No    Will insurance, including annuities, in any company
                         be discontinued or changed if the insurance applied for is issued?

25. OTHER INSURANCE NOW IN FORCE:
    Total Life Insurance All Companies:  $825,000
                                       ----------------------------------------
    Company            Amount         Issue Yr.     Bus. Per.   Replace
                        500K            1991           PER      / / Yes  /X/ No
    ----------------------------------------------------------
    Prudential          250             1992           PER      / / Yes  /X/ No
    ----------------------------------------------------------
    MASS                 25K            1980           PER      / / Yes  /X/ No
    ----------------------------------------------------------
    MASS                 50K                           PER      / / Yes  /X/ No
    ----------------------------------------------------------
    Accidental Death Insurance:  $ --
                               -------------------------------

26. PENDING INSURANCE:
    / / Yes  /X/ No   Is any application for life insurance on Proposed
                      Insured pending in any other company? Explain "Yes" in Remarks, including name of company, amount applied for and total amount to be placed.

27. PRIOR INSURANCE:
    / / Yes  /X/ No   Has any other company declined to issue, reinstate or
                      renew, rated, modified, postponed or cancelled, any life insurance on Proposed Insured?

28. SMOKING HABITS:
    Has Proposed Insured used tobacco at any time?
                                                               Date Last Used
    /X/ Yes  /X/ No    Cigarettes                                  Current
                                                              -----------------
    / / Yes  /X/ No    Cigar
                                                              -----------------
    / / Yes  /X/ No    Pipe
                                                              -----------------
    / / Yes  /X/ No    Chewing Tobacco
                                                              -----------------
    / / Yes  /X/ No    Other
                                                              -----------------

29. DRIVING RECORD:
    What is Proposed Insured's driver's license
    No.:  B-4122679                                           State:  CA
        -----------------------------------------------------       -----------
    Has Proposed Insured been convicted of or pleaded guilty to:
    / / Yes  /X/ No    A. Two or more moving violations and accidents within
                       the past 3 years?
    / / Yes  /X/ No    B. Driving under the influence of alcohol and/or other
                       drugs or reckless driving within the past 5 years?

30. AVIATION:
    / / Yes  /X/ No    Does Proposed Insured intend to fly other than as a
                       passenger or flown other than as passenger during the past two years? "Yes", complete Aviation Questionnaire.

31. FOREIGN TRAVEL:
    /X/ Yes  / / No    Does Proposed Insured intend to travel outside the
                       U.S. or Canada within the next two years, except for purely vacation travel?
                       Give destination, length of stay, number of trips per year and purpose in Remarks.

32. RECREATIONAL ACTIVITIES (Avocation and Sports):
    Within the last year has Proposed Insured participated in:
    / / Yes  /X/ No    A. Aeronautics (INCLUDING HANG-GLIDING, ULTRA LIGHT,
                       SOARING, SKY DIVING, BALLOONING, ETC.)?
    / / Yes  /X/ No    B. Powered racing or competitive vehicles (INCLUDING
                       MOTORCYCLES, AUTOMOBILES AND MOTOR BOATS, ETC.)?
    / / Yes  /X/ No    C. Recreational vehicles over open terrain, trails,
                       sand, snow or ice (INCLUDING SNOWMOBILES, DIRT BIKES
                       AND DUNE BUGGIES, ETC.)?
    / / Yes  /X/ No    D. Skin or scuba diving, mountain climbing, rodeos,
                       competitive skiing? If "Yes", complete Avocation and Sports Questionnaire.

REMARKS:
31). Europe & Caribbean for Bus & Pleasure
     3x a yr     1-2 wk stay

SECTION B. ADDITIONAL PROPOSED INSURED

33. NAME OF ADDITIONAL PROPOSED INSURED:

    ---------------------------------------------------------------------------
                 First                                    Middle

    ---------------------------------------------------------------------------
                 Last                                     Title

34. AGE:  (NEAREST BIRTHDAY)
                            ---------------------------------------------------

35. SEX:  / / Male  / / Female

36. DATE OF BIRTH:  Month                              Day           Year
                         -----------------------------     ---------      -----

37. PLACE OF BIRTH:
                   ------------------------------------------------------------

38. SOCIAL SECURITY #:
                      ---------------------------------------------------------

39. OCCUPATION:  Title:
                       --------------------------------------------------------
                 Industry:
                          -----------------------------------------------------
                 Duties:
                        -------------------------------------------------------

40. POLICY APPLIED FOR IN SECTION A., QUESTION 11:
    / / TransMax Survivor Life
    / / Other
             ------------------------------------------------------------------

41. RIDER APPLIED FOR IN SECTION A., QUESTION 14:
    / / Guaranteed Survivor Option:  Option Amount  $
                                                  -----------------------------
    / / Family Rider:  Number of Units
                                      -----------------------------------------
    / / Other
             ------------------------------------------------------------------

42. SMOKING HABITS:
    Has additional Proposed Insured used tobacco at any time?
                                                               Date Last Used
    / / Yes  / / No    Cigarettes
                                                              -----------------
    / / Yes  / / No    Cigar
                                                              -----------------
    / / Yes  / / No    Pipe
                                                              -----------------
    / / Yes  / / No    Chewing Tobacco
                                                              -----------------
    / / Yes  / / No    Other


                                        (continued on page   )

--------------------------------------------------------------------------------

It is represented that the statements and answers given in this application are true, complete, and correctly recorded to the best of my (our) knowledge and belief. It is agreed that: (1) This application shall consist of Part 1 and Part 2 and shall be the basis for any policy issued on this application;
(2) Except as otherwise provided in the conditional receipt, if issued with the same number as Part 1 of this application, any policy issued on this application shall not take effect until after all of the following conditions have been met: (a) The full first premium is paid, (b) The Owner has personally received the policy during the lifetime of and while cash Proposed Insured is in good health, and (c) All of the statements and answers given in this Application to the best of my (our) belief must be true and complete as of the date of Owner's personal receipt of the policy and that the policy will not take effect if the facts have changed; (3) No waiver or modification shall be binding upon the Company unless in writing and signed by the President or a Vice President and the Secretary or an Assistant Secretary;
(4) The Company may indicate changes in the space for Home Office Changes in the Application for administrative purposes only. Any other changes in this application shall be subject to written consent by the Owner.

PLEASE MAKE CHECKS PAYABLE TO THE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE SPACE BLANK.

Amount paid with this Application  $ 0
                                 ----------------------------------------------
Signed at   IRVINE, CA                                on  4-28-          , 1996
         --------------------------------------------    ---------------     --

                                       X             [ILLEGIBLE]
---------------------------------      ----------------------------------------
   WITNESS TO ALL SIGNATURES                SIGNATURE OF PROPOSED INSURED
 (LICENSED RESIDENT AGENT, AS            (OR PARENT OR GUARDIAN OF PROPOSED
           REQUIRED)                               INSURED IS A MINOR)

Countersigned (IF YOUR STATE           X
REQUIRES)                              ----------------------------------------
                                        SIGNATURE OF ADDITIONAL ADULT PROPOSED
                                                     INSURED, IF ANY

        [ILLEGIBLE]                    X              [ILLEGIBLE]
--------------------------------       ----------------------------------------
    LICENSED RESIDENT AGENT             OWNER, IF OTHER THAN PROPOSED INSURED,
                                                    MUST SIGN ABOVE

                                       If Owner is a corporation, an
                                       authorized officer, other than the
                                       Proposed Insured must sign as owner,
                                       give Corporate title and full name of
                                       corporation below.

No. 062197                             X
                                       ----------------------------------------


                     AUTHORIZATION TO OBTAIN INFORMATION

/ / TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY  )
                                                    )     ("THE COMPANY")
/ / TRANSAMERICA ASSURANCE COMPANY                  )

I (we) authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insuring or reinsuring company, the Medical Information Bureau, Inc., consumer reporting agency, or employer having information available as to testing, diagnosis, treatment and prognosis with respect to any physical or mental condition (for example: coronary disease; cancer; HIV related test results or disorders; metabolic, pulmonary, or neurological disorders) and/or treatment of me (us) or my (our) minor children and any other non-medical information of me (us) or my (our) minor children to give the Company or its legal representative, any and all such information.

I (we) understand the information obtained by use of the Autorization will be used by the Company to determine eligibility for insurance and eligibility for benefits under an existing policy. Any information obtained will not be released by the Company to any person or organization except to reinsuring companies, the Medical Information Bureau, Inc., or other persons or organizations performing business or legal services in connection with my
(our) application, claim or as may be otherwise lawfully required or as I
(we) may authorize.

I (we) know that I (we) may request to receive a copy of this Authorization.

I (we) agree that a photographic copy of this Authorization shall be as valid as the original.

I (we) agree this Authorization shall be valid for two and one half years from the date shown below. (For Minnesota applications this shall be valid for 26 months from the date shown below: for Rhode Island applications this shall be valid for 24 months from the policy issue date.)

I (we) acknowledge receipt of the Notice of Disclosure of Information.

I (we) understand that if an investigative consumer report is ordered in connection with this application, I (we) may elect to be interviewed in connection with the preparation of the report and, upon request, I (we) will be provided with a copy of the report.

/ / Yes  / / No    I (we) elect to be interviewed if an investigative
consumer report is prepared.

Signed this 28th                  day of April                           , 1996.
           -----------------------       --------------------------------    --

X          [ILLEGIBLE]                 X
----------------------------------     ----------------------------------------
 SIGNATURE OF PROPOSED INSURED           SIGNATURE OF ADDITIONAL PROPOSED
  (OR PARENT OR GUARDIAN IF                 INSURED, IF TO BE COVERED
 PROPOSED INSURED IS A MINOR)

X                                      X
----------------------------------     ----------------------------------------
  NAME OF MINOR CHILD, IF TO                  NAME OF MINOR CHILD, IF TO
          BE COVERED                                  BE COVERED

X                                      X
----------------------------------     ----------------------------------------
  NAME OF MINOR CHILD, IF TO                  NAME OF MINOR CHILD, IF TO
          BE COVERED                                  BE COVERED


                                        Page

        / / Transamerica Occidental Life   )        Transamerica Center     Application Part 2
[LOGO]      Insurance Company              ) Check  1150 South Olive        Medical Health History
                                           ) one    Los Angeles, CA 90015
       / / Transamerica Assurance Company  )

-------------------------------------------------------------------------------
1. PROPOSED INSURED: Print Full Name             2. DATE OF BIRTH

Edmond S. Thomas                                 Month  6     Day 24    Year 53
-------------------------------------------           -------    ------     ---

-------------------------------------------------------------------------------
3. FAMILY RECORD: Show age and present health, or if deceased, show age at death and cause of death.

                                                                                                      Present Health or
          Age        Present Health      Cause of Death         Brothers & Sisters        Ages          Cause of Death
Father     65             --            Stroke, Heart attack    No. living     1           46                Good
Mother     76            Good                  --               No. deceased   0           --                 --

-------------------------------------------------------------------------------
4. NAME AND ADDRESS OF YOUR FAMILY PHYSICIAN:

Dr. Goodman -- Newport Beach, CA
-------------------------------------------------------------------------------
5. WHAT MEDICATIONS ARE YOU PRESENTLY TAKING?
                                                                                    Give details of all "Yes" answers
None                                                                                including all dates, diagnoses,
-------------------------------------------------------------------------------     operations, outcome and the names and
6. WITHIN THE PAST FIVE YEARS HAVE YOU:                               Yes    No     addresses of all attending physicians,
   a. Consulted, been examined or been treated by any physician                     clinics and hospitals.
      or practitioner?............................................... / /    /X/
   b. Had an X ray, electrocardiogram or any laboratory test or                     6b) Check-ups                  19
      study?......................................................... /X/    / /        Normal Results             --
   c. Had observation or treatment at a clinic, hospital or                             Personal Physician
      sanitarium?.................................................... / /    /X/        ---------------------
   d. Had or been advised to have a surgical operation?.............. / /    /X/    9a) Father had ty;
   e. Had dizziness, shortness of breath, pain or pressure in the                       Diabetes.
      chest?......................................................... / /    /X/        ---------------------
   f. Had any injury requiring treatment?............................ / /    /X/        Smokes about 30
-------------------------------------------------------------------------------         cigarettes daily.
7. TO THE BEST OF YOUR KNOWLEDGE, HAVE YOU EVER BEEN TOLD YOU HAD:    Yes    No         ---------------------
   a. Epilepsy, fainting spells, nervous or mental condition, neuritis, paralysis, or any disease or abnormality of the brain
      or nervous system?............................................. / /    /X/
   b. Heart attack, murmur, palpitation, or high blood pressure, anemia, varicose veins, or any disease or abnormality of the
      heart, blood or blood vessels?................................. / /    /X/
   c. Tuberculosis, asthma, pleurisy, or any disease or abnormality
      of the lungs, bronchial tubes, throat or respiratory system?... / /    /X/
   d. Ulcer, indigestion, colitis, gallstone, hernia or any disease or abnormality of the stomach, intestines, rectum, gall
      bladder or liver?.............................................. / /    /X/
   e. Urinary sugar, albumin or stone, syphilis, menstrual disorder, or disease or abnormality of the breasts, kidneys, prostate,
      urinary or genital systems?.................................... / /    /X/
   f. Diabetes, gout, or any disease or abnormality of the thyroid
      or other glands?............................................... / /    /X/
   g. Arthritis, rheumatic fever, back trouble, or any disease or
      abnormality of the joints, muscles or bones?................... / /    /X/
   h. Any disease or abnormality of the eyes, ears or skin?.......... / /    /X/
   i. Cancer or tumor?............................................... / /    /X/
   j. Any physical deformity or defect?.............................. / /    /X/
   k. An immune deficiency disorder, AIDS, or the AIDS related
      complex (ARC)?................................................. / /    /X/
-------------------------------------------------------------------------------
8. WITHIN THE PAST TEN YEARS, HAVE YOU USED:                         Yes     No
   a. Amphetamines, barbituates or sedatives except as prescribed by
      a physician?.................................................. / /     /X/
   b. Cocaine, heroin, morphine, LSD, marijuana, PCP, or any other
      hallucinogenic or narcotic drug?.............................. / /     /X/
-------------------------------------------------------------------------------
9. a. Have any of your close relatives ever had cancer, diabetes,    Yes     No
      or a nervous or mental abnormality?........................... /X/     / /
   b. Has your weight changed more than 15 pounds in the past year?. / /     /X/
   c. Have you ever received treatment or joined an organization
      for alcoholism or drug addiction?............................. / /     /X/
   d. Has any application for insurance on your life ever been
      declined, withdrawn, postponed, rated or modified in any way?. / /     /X/
   e. Are you now pregnant?.................................... n/a  / /     / /
-------------------------------------------------------------------------------
The statements and answers given above are true, complete and correctly recorded, to the best of my knowledge and belief. To the extent allowed by law, I waive my rights to prevent disclosure of any knowledge or information about the above questions. This waiver applies to any physician, hospital official or employee, or other person who has attended or examined me, or who has been consulted by me. I authorize such person to make such disclosures.
Such person may also testify to their knowledge. This authorization is made on behalf of myself and any person who shall have or claim any interest in any contract of insurance issued on this application.

Signed at Coto De Caza, CA                          on  April 27th         1996
         ------------------------------------------    ------------------,   --

Witness       [ILLEGIBLE]                              [ILLEGIBLE]
       ----------------------------    ----------------------------------------
          SIGNATURE OF MEDICAL               SIGNATURE OF PROPOSED INSURED
                EXAMINER


MPM 1-284 CA/WI

Transamerica Occidental                                         POLICY FORM S-15
Life Insurance Company                                 Individual Life Insurance
1150 South Olive Street                                                        1
Los Angeles, CA 90015




          TERM INSURANCE TO THE POLICY ANNIVERSARY NEAREST AGE 95
                LEVEL DEATH BENEFIT PAYABLE AT DEATH BEFORE
                   THE POLICY ANNIVERSARY NEAREST AGE 95

               SEE SCHEDULE OF GUARANTEED AND NON-GUARANTEED
             PREMIUMS IN THE POLICY DATA FOR AMOUNT OF PREMIUMS

               PREMIUMS PAYABLE DURING LIFE OF INSURED TO THE
                            END OF THE TERM PERIOD

                  PREMIUMS ARE SUBJECT TO CHANGE AS STATED
                      IN SCHEDULES OF PREMIUMS PROVISION,
             BUT WILL NOT EXCEED SPECIFIED GUARANTEED PREMIUMS

                       NONPARTICIPATING - NO DIVIDENDS